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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 16, 2006

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                              NEOMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-22009               77-0344424
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(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

      3250 JAY STREET, SANTA CLARA, CALIFORNIA                    95054
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 16, 2006, NeoMagic Corporation (the "Company") entered into an agreement (the "Agreement") to sell all right, title and interest in and to four of the Company's patents to Samsung Electronics Co. Ltd. ("Samsung") for $1.4 million. After payment of expenses related to the negotiation of the Agreement, the Company will receive approximately $1.0 million in net proceeds from the sale, which is expected to close on or before June 30, 2006.

The Company has retained a worldwide, non-exclusive license under all patents to be sold under the Agreement (the "Patents"). The Company has no ongoing obligations under the Agreement.

During the negotiations with respect to the Agreement, the Company was represented by The Consortium for Technology Licensing, Ltd. (the "Consortium"). The Consortium will receive fees of approximately $350,000 upon the closing of the sale of Patents under the Agreement.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 21, 2006, NeoMagic Corporation issued a press release announcing the agreement to sell four patents for net proceeds of approximately $1.0 million. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is furnished and shall not be deemed to be "filed."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press Release of NeoMagic Corporation dated June 21, 2006*

* Furnished, not filed.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NeoMagic Corporation
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                                                    (Registrant)


Date: June 21, 2006                                 /s/ Scott Sullinger
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                                                    Scott Sullinger
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release of NeoMagic Corporation dated June 21, 2006*

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* Furnished, not filed